UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ENZON PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 9, 2022
To our stockholders:
The 2022 virtual annual meeting of stockholders (the “2022 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, June 9, 2022 at 11:00 a.m., eastern time, for the following purposes:
1.
to elect three directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.
to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2);

3.
to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3); and

4.
to transact such other matters as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our Common Stock as of the close of business on April 11, 2022, the record date, are entitled to notice of and to vote at the 2022 Annual Meeting.
The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2022 and entering the twelve-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
Whether or not you plan to participate virtually in the 2022 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by submitting voting instructions via the Internet at www.cstproxyvote.com or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting electronically during the 2022 Annual Meeting. If you vote during the 2022 Annual Meeting in the virtual meeting platform, that vote will revoke any prior proxy or voting instructions that you have submitted.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey
April 22, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2022 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2022
This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available online at: https://www.cstproxy.com/enzon/2022

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
PROXY STATEMENT
Enzon Pharmaceuticals, Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on April 11, 2022 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders to be held on Thursday, June 9, 2022 at 11:00 a.m., eastern time and any adjournment(s), postponement(s) or other delays thereof (the “2022 Annual Meeting”).
The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2022 and entering the twelve-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.
References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.
The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2022 Annual Meeting, as described below.
We have elected to take advantage of the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about April 27, 2022, we will mail to our stockholders of record as of the close of business on the Record Date either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.
Our principal executive offices are located at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, telephone (732) 980-4500.
Who May Vote
Only holders of our common stock (“Common Stock”) outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2022 Annual Meeting. As of the Record Date, there were 74,214,603 shares of Common Stock outstanding and entitled to vote at the 2022 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2022 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.
Voting Requirements
One-third of the shares of Common Stock entitled to vote at the 2022 Annual Meeting, present virtually at the meeting or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:
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Proposal No. 1 (Election of Directors) – A nominee will be elected as a director if he or she receives a majority of the votes cast at the 2022 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

•
Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022) – The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2022 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•
Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officers) – The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2022 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Broker Non-Votes
If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e, your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2) is the only routine matter being considered at the 2022 Annual Meeting.
Our Board’s Voting Recommendations
Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2), and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).
General Information
Due to the continued public health impact of COVID-19, and to support the health and well-being of our stockholders, this year’s annual meeting will again be held in a virtual meeting format only. We have designed our virtual format to enhance stockholder access, participation and communication.
Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only 2022 Annual Meeting. The 2022 Annual Meeting is scheduled to be held on Thursday, June 9, 2022 at 11:00 a.m., eastern time, via live webcast through the website link below. You will need the twelve-digit control number provided on the Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions provided with your proxy materials. This solicitation is for proxies for use at the virtual annual meeting or at any reconvened meeting after an adjournment or postponement of the virtual annual meeting.
Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2022 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2022 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2), and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).
Voting at the 2022 Annual Meeting
This year’s 2022 Annual Meeting will be held entirely online and you will not be able to physically attend the virtual meeting. This will allow greater participation, particularly because we do not know whether, in light of ongoing public health concerns surrounding COVID-19, an in-person meeting would be permissible or advisable. Stockholders may participate in the virtual annual meeting by visiting the following website: https://www.cstproxy.com/enzon/2022. To participate in the 2022 Annual Meeting, you will need the twelve-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the virtual annual meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the virtual annual meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below. However, even if you plan to participate in the virtual annual meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2022 Annual Meeting.
Voting Without Participating in the 2022 Annual Meeting
To vote your shares without participating in the virtual annual meeting, please follow the instructions for Internet voting on the Notice of Internet Availability of Proxy Materials, the proxy card or on the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the virtual annual meeting.
How to Participate in the 2022 Annual Meeting
You are entitled to participate in the virtual annual meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the virtual annual meeting. If you are a stockholder of record, you may participate in the virtual annual meeting, vote, and submit a question during the virtual annual meeting by visiting https://www.cstproxy.com/enzon/2022 and using your twelve-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may use your twelve-digit control number to enter the meeting. If you wish to ask a question or vote during the meeting, you will need to send Continental Stock Transfer a legal proxy from your broker no later than 72 hours before the meeting. Our address is proxy@continentalstock.com. Once we receive the legal proxy, we will issue a control number that will allow you to ask a question or vote during the meeting by logging into the URL address and entering your name, email address and control number.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform’s log in page.
If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

Revoking a Proxy
You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., eastern time, on June 8, 2022 or by mail that is received by us prior to the Annual Meeting or (ii) notifying our Secretary before the 2022 Annual Meeting by mail at the address shown on page 1. If you participate in the virtual-only 2022 Annual Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.
If You Receive More Than One Proxy Card
If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the Internet at https://www.cstproxy.com/enzon/2022, for each account. You should vote all of your shares of Common Stock.
Delivery of Documents to Stockholders Sharing an Address
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, attention: Corporate Secretary. A separate copy of the proxy materials or our 2021 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.
For Assistance with Technical Difficulties at the Virtual Meeting
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting website.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
General
Pursuant to the provisions of our Amended and Restated Certificate of Incorporation (as amended) and our Second Amended and Restated By-Laws (as amended), each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current two-member Board recommends that the stockholders elect all three of our director nominees at the 2022 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The three nominees who are standing for election to our Board at the 2022 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.
Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board has also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees, who are currently serving on the Board, would agree to submit an irrevocable resignation from our Board, which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2022 Annual Meeting.
Director Nominees
Our Board has nominated and recommended for election the following persons to stand for re-election at the 2022 Annual Meeting: Randolph C. Read and Jordan Bleznick. In addition, the Board has nominated Jaffery (Jay) A. Firestone for election by the stockholders at the 2022 Annual Meeting.
The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Read and Mr. Bleznick.
In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.
Set forth below are the name, age and position of each nominee, as of the Record Date.
Nominee Name	Age	Director Since	Position with Our Company
Randolph C. Read	69	2020	Chairman of the Board
Jordan Bleznick	66	2020	Director
Jaffery (Jay) A. Firestone	65	N/A	Director Nominee
Nominees for Election as Directors
Randolph C. Read – Mr. Read has been a director of our Company since August 2020, and since that time has served as our Chairman of the Board and Chairman of the Finance and Audit Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating, LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from

December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent Director of SandRidge Energy, Inc. (NYSE), an oil and natural gas exploration and production company, since June 2018, including as Chairman of its Audit Committee. Mr. Read previously served as an independent director of Luby’s Inc. from August 2019 to August 2021 and as an independent director of Business Development Corporation of America (now Franklin BSP Lending Corporation) from December 2014 to May 2018. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University. Mr. Read’s qualifications to serve as a director of our Company include his significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles.
Jordan Bleznick – Mr. Bleznick has been a director of our Company since August 2020. Since September 2002, Mr. Bleznick has been the Vice President/Taxes of Starfire Holding Corporation, a privately-held holding company of Carl C. Icahn. He has been the Chief Tax Counsel for various affiliates of Mr. Icahn since April 2002. Since June 2021, Mr. Bleznick has been a director of various affiliates of Mr. Icahn, including American Entertainment Properties Corp., which is the primary operating subsidiary of Icahn Enterprises L.P. From March 2000 through March 2002, Mr. Bleznick was a partner in the New York City office of the law firm of DLA Piper, formerly known as Piper Rudnick, LLP. From March 1984 until February 2000, he was an associate and then a partner at the New York City law firm of Gordon Altman Weitzen Shalov and Wein. Mr. Bleznick received a B.A. in Economics from the University of Cincinnati in 1976, a J.D. from The Ohio State University College of Law in 1979 and a L.L.M. in Taxation from the New York University School of Law in 1980. Mr. Bleznick’s qualifications to serve as a director of our Company include his expertise in tax law and his involvement with other public companies owned by Carl C. Icahn and affiliated entities.
Jaffery (Jay) A. Firestone – Mr. Firestone is a nominee for director. He has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media, since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of CVR Energy, Inc. (NYSE), a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business, since April 2020 and SandRidge Energy, Inc. (NYSE) since May 2021 and previously served as a director of Voltari Corporation, a commercial real estate company, from July 2011 through September 2019. Mr. Firestone obtained a degree in commerce from McMasters University. Mr. Firestone’s qualifications to serve as a director of our Company include his extensive experience in dealing with financial reporting and his past service on other public company boards.
Vote Required
A nominee will be elected as a director if he receives a majority of the votes cast by the shares present virtually or represented by proxy at the 2022 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.
Recommendation
Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

DIRECTORS’ NOMINATION
Process for Identifying and Evaluating Nominees. As the Governance and Nominating Committee was dissolved in August 2020, given that the full Board effectively acted in such capacity, the process for nominating persons for election to our Board follows that which was identified in the previous charter of the Governance and Nominating Committee. The Board solicits nominations for new directors and screens the list of potential new directors submitted to it by other directors or any other sources and decides whether the assistance of a search firm is needed, and if so, chooses the firm. After a review of candidates and after considering the advice of the Chairperson of our Board, the Board will designate which candidates, if any, are to be interviewed. Mr. Firestone was recommended to the Board as a nominee by a non-management director of the Company. There is no arrangement or understanding between Mr. Firestone and any person pursuant to which Mr. Firestone was selected as a director.
Criteria for Board Membership. Although there is no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications that the Board may deem appropriate:
•
experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

•
candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•
any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although there is no written diversity policy, our Board generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.
Stockholder Nominees. Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee; and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders if the stockholder intends to nominate such candidate for election at the next annual meeting. The manner in which the Board evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.
Majority Voting for Directors and Board Resignation Policy. Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board has also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. The resignation tendered by a nominee would be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law or any regulation promulgated by the SEC. We intend on publicly disclosing our Board’s determination regarding any suspension of any tendered resignation and the rationale behind the decision.

DIRECTORS’ COMPENSATION
Amended and Restated 2013 Outside Director Compensation Plan
Under the Amended and Restated 2013 Outside Director Compensation Plan, each non-employee director (i) received an annual cash retainer of $30,000 for service on the Board, (ii) for service as chair of the Finance and Audit Committee, received an additional annual cash retainer of $10,000 and (iii) for service as a non-chair member of the Finance and Audit Committee, received an additional annual cash retainer of $5,000. Currently, in lieu of the above, each director is compensated in the amount of $36,666 per annum (pro-rated for partial periods of service). The annual cash compensation is payable quarterly at the end of each quarter.
Total Director Compensation
A summary of compensation paid to each of our directors during fiscal year 2021 is set forth below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Randolph C. Read	36,666	—	—	36,666
Jordan Bleznick	36,666	—	—	36,666
Jennifer McNealey(3)	40,552	—	—	40,552

(1)
As of December 31, 2021, none of the directors listed held any outstanding restricted stock units.

(2)
As of December 31, 2021, none of the directors listed held any outstanding stock options.

(3)
Ms. McNealey resigned from the Board effective as of November 8, 2021. Accordingly, her pro-rated compensation for the fourth quarter of 2021 was paid to her at the time of her resignation. The 2021 fourth quarter compensation of the other Board members was paid in January 2022.

CORPORATE GOVERNANCE
Director Independence
Although our Common Stock is no longer listed on The Nasdaq Stock Market (“Nasdaq”), our Board continues to use the definition of independence set forth in the listing standards of Nasdaq in evaluating the independence of our directors. Our Board has determined that each of Messrs. Read, Bleznick and Firestone is independent as defined by the listing standards of Nasdaq. The Board previously determined that Ms. McNealey, who served as a director during fiscal year 2021 until her resignation effective November 8, 2021, was independent as defined by the listing standards of Nasdaq.
Meetings and Attendance
Our Board held five meetings during fiscal year 2021. Each current director who served on the Board during fiscal year 2021 attended at least 75% of the total number of meetings held during fiscal year 2021 by our Board and committees of our Board of which such director was a member (during the period that the director served).
We do not have a policy requiring our directors to attend our annual stockholders’ meetings. All of our then-serving directors attended the 2021 annual meeting.
Board Leadership Structure
Our Board is led by a Chairperson appointed by our Board annually. The Chairperson leads our Board in its role of providing advice to, and overseeing the performance of, our Chief Executive Officer. Randolph C. Read currently serves as the Chairman of the Board, and Richard L. Feinstein currently serves as our Chief Executive Officer. Our Board does not have a formal policy with respect to the separation of the positions of Chairperson and Chief Executive Officer. However, our Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day operations, while allowing the Chairperson to lead our Board in its primary role of review and oversight of management.
Hedging or Pledging of Company Stock
Our Company maintains a policy prohibiting our employees, officers and directors from engaging in hedging or pledging transactions involving Company stock or holding Company stock in a margin account.
Communications with Directors
Stockholders may communicate directly with our directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.
Standing Committees of our Board
During 2021, the only standing committee of the Board was the Finance and Audit Committee.
Finance and Audit Committee
Our Finance and Audit Committee is currently comprised of Mr. Read, who has also served as Chairman of the committee since August 2020. We expect to appoint Mr. Firestone as a member of the Finance and Audit Committee, assuming his election at the 2022 Annual Meeting. Ms. McNealey served on the Finance and Audit Committee during 2021, prior to her resignation. Our Finance and Audit Committee held four meetings during fiscal year 2021.
In evaluating the composition of our Finance and Audit Committee, our Board has determined that each current member and anticipated member of the committee is, and during 2021 all members were, independent as defined by the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Our

Board has determined that Mr. Read satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our Company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, our Company’s compliance with legal and regulatory requirements, and the performance and independence of our Company’s independent registered public accounting firm. The Finance and Audit Committee is responsible for discussing with management the adequacy of our Company’s internal controls and the financial reporting process. The Finance and Audit Committee also is responsible for discussing these matters with our Company’s independent registered public accounting firm. In addition, the Finance and Audit Committee is responsible for reviewing our financial statements and discussing them with management and our Company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on the Corporate Governance page of our website at www.enzon.com.
Other Board Committees
Currently, we do not have a nominating committee or a compensation committee, and the Board is of the view that it is not necessary to have such committees at this time because the Board is currently composed of only two members, with only three members following the 2022 Annual Meeting, all of whom are independent as defined by the listing standards of Nasdaq. Our Board directly performs the functions of a nominating committee and oversees the process by which individuals may be nominated to our Board. The Board also directly performs the functions of a compensation committee and oversees the process by which our named executive officer, who is a consultant, and directors are compensated. We currently have no employees.
Our Board’s Role in Risk Oversight
We, like other companies, face a variety of risks, including operational, financial, regulatory, legal, and information technology and cybersecurity. While our Board oversees risk management, our executive officer is responsible for day-to-day risk management and provides updates to our Board as appropriate regarding risk management activities. Risk oversight is a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described above.
Code of Conduct
Our Board has adopted a Code of Conduct that is applicable to all of our directors and executive officers. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS
Set forth below is certain biographical information regarding our current executive officer, including his age as of the Record Date.
Richard L. Feinstein (age 78) – Mr. Feinstein has served as our Chief Executive Officer, Chief Financial Officer, and Secretary since February 2021, having previously served as Vice President-Finance and Chief Financial Officer since March 2016. Prior to that, Mr. Feinstein served as our Vice President – Finance and Principal Financial Officer since December 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From 2015 to 2019, he provided financial consulting services to General Cannabis Corp, a public company. During July 2016, he provided consulting services to Hamaspik, Inc. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc., a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly-held and not-for-profit enterprises. Mr. Feinstein previously served as a board member and chair of the audit committee of MKTG, Inc.; a board member and chief financial officer of the not-for-profit USA Fitness Corps; a board member and chair of the audit committee of EDGAR Online, Inc.; a board member and chair of the finance committee of the New York Road Runners; and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.
There are no family relationships among any of our directors or executive officer.

EXECUTIVE COMPENSATION
The following individuals were our named executive officers for fiscal year 2021, whom we refer to in this proxy statement as our named executive officers:
Richard L. Feinstein – Mr. Feinstein currently serves as our Chief Executive Officer, Chief Financial Officer and Secretary. During fiscal year 2021, Mr. Feinstein served as our Vice President-Finance and Chief Financial Officer until February 2021, and as our Chief Executive Officer, Chief Financial Officer and Secretary since February 2021, on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended. In February 2022, the Company entered into a revised consulting agreement with Mr. Feinstein, which replaced the prior agreement and provided for a consulting fee of $200,000 per year and an incentive of up to 25% of the fee at the discretion of our Board, based on the Company’s and Mr. Feinstein’s performance. Mr. Feinstein will also receive reimbursement for reasonable expenses incurred in performing his services.
Andrew Rackear – Mr. Rackear served as our Chief Executive Officer and Secretary until his retirement on February 26, 2021. During fiscal year 2021, prior to his retirement, Mr. Rackear served as our Chief Executive Officer and Secretary on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of a separation agreement, as amended. Following his retirement, Mr. Rackear was available as a consultant to the Company.
Historical Compensation of our Named Executive Officers
The following table sets forth information concerning compensation earned for services rendered to us by our named executive officers for fiscal year 2021 and fiscal year 2020.
Summary Compensation Table
Name and Principal Position	Year	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Richard L. Feinstein Chief Executive Officer, Chief Financial Officer and Secretary (Principal Executive and Financial Officer)	2021	—	225,944	225,944
	2020	—	183,938	183,938
Andrew Rackear(2) Former Chief Executive Officer and Secretary	2021	—	102,598	102,598
	2020	—	185,246	185,246

(1)
The amounts in this column for reflect fees and expenses related to services rendered during fiscal years 2021 and 2020 on a consulting basis. Neither Mr. Feinstein nor Mr. Rackear received a base salary for fiscal year 2021 or 2020. Mr. Rackear’s 2021 compensation includes $45,870 paid as fees for consulting services provided to the Company following his retirement.

(2)
Mr. Rackear retired from our Company effective February 26, 2021. Effective that same date, Mr. Feinstein became the Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

Outstanding Equity Awards at December 31, 2021
The following table sets forth information with respect to outstanding equity awards held by each of our named executive officers as of December 31, 2021. Mr. Feinstein did not hold any outstanding equity awards as of December 31, 2021.
	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(1) ($)	Option Expiration Date
Andrew Rackear	25,000	—	—	1.31	1/17/2022

(1)
The amounts in this column reflect equitable adjustments that were approved by the Compensation Committee and made to the stock options in connection with the special cash dividend of $1.60 per share of Common Stock that we paid on June 4, 2013, the special cash dividend of $0.45 per share of Common Stock that we paid on December 23, 2013, the special cash dividend of $0.10 per share of Common Stock that we paid on January 28, 2015, the special cash dividend of $0.50 per share of Common Stock that we paid on August 12, 2015, the special cash dividend of $0.25 per share of Common Stock that we paid on December 29, 2015, the special cash dividend of $0.15 per share of Common Stock that we paid on December 12, 2016, the special cash dividend of $0.15 per share of Common Stock that we paid on September 28, 2017, the special cash dividend of $0.06 per share of Common Stock that we paid on March 21, 2019 and the special cash dividend of $0.12 per share of Common Stock that we paid on October 15, 2019.

Potential Payments Upon Termination or Change in Control
Mr. Feinstein is not covered by a severance or change in control agreement and, accordingly, he would not have been entitled to receive any termination or change in control-related payments as of December 31, 2021. Mr. Rackear did not receive any severance payments or benefits in connection with his resignation in February 2021.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2021 regarding shares of our Common Stock that may be issued under our 2011 Stock Option and Incentive Plan:
	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	25,000	$1.31	4,632,784
Equity compensation plans not approved by security holders:	—	—	—
Total	25,000	$1.31	4,632,784
The 2011 Stock Option Plan and Incentive Plan was terminated effective February 24, 2022 and, as such, there will be no further grants made pursuant to such plan.

TRANSACTIONS WITH RELATED PERSONS
Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to our Company.
Since January 1, 2020, there have been no such related party transactions, other than on September 1, 2020, when we entered into a non-exclusive Investment Agreement with Icahn Capital LP in connection with our recently completed rights offering. Pursuant to the Investment Agreement, Icahn Capital LP agreed to subscribe for its pro-rata share of our rights offering and to purchase all units that remained unsubscribed for at the expiration of our rights offering to the extent that other holders elected not to exercise all of their respective subscription rights. Before giving effect to the rights offering, Icahn Capital LP, together with its affiliates, beneficially owned approximately 15% of our Common Stock.
Pursuant to the rights offering, Icahn Capital LP, together with its affiliates, subscribed for 5,971 units (its pro-rata share of the rights offering), representing the purchase of 4,478,250 shares of Common Stock and 5,971 shares of Series C preferred stock. Icahn Capital LP also purchased all units that remained unsubscribed for at the expiration of the rights offering to the extent that other holders elected not to exercise all of their respective subscription rights, which totaled 33,306 units, representing the purchase of 24,979,500 shares of Common Stock and 33,306 shares of Series C preferred stock. Following the completion of the rights offering, Icahn Capital LP, together with its affiliates, owned approximately 48% of our outstanding Common Stock and approximately 98% of our outstanding Series C preferred stock.
No fees were paid by the Company to Icahn Capital LP in consideration of such investment commitment. In connection with the execution of the Investment Agreement, the parties agreed to terminate the Standstill Agreement, dated December 18, 2016, by and between the Company, Icahn Capital LP and the other affiliated parties identified therein, so that it is of no further force or effect; and waived the applicability of Section 203 of the Delaware General Corporation Law of the State of Delaware to Icahn Capital LP and its affiliates. In addition, we agreed to use our best efforts to register for resale all of the shares of our Common Stock held by Icahn Capital LP and its affiliates following the closing of our rights offering. We filed a resale registration statement covering the resale of the shares on November 12, 2020, which became effective on November 23, 2020.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
Our Finance and Audit Committee is currently comprised of Mr. Read, which means that our Finance and Audit Committee consists of one independent member of our Board, as defined in Rule 5605(a)(2) of the listing standards of Nasdaq. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our Company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.
Our Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management. Furthermore, our Finance and Audit Committee has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Also, our Finance and Audit Committee has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with our Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions, our Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the last fiscal period for filing such report with the SEC.
THE FINANCE AND AUDIT COMMITTEE
Randolph C. Read, Chairman
The foregoing report of the Finance and Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of the close of business on the Record Date concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors and director nominee as of such date, (iii) each of our named executive officers, and (iv) all of our directors, director nominee and current executive officers as a group. Information set forth in this table as to our directors, director nominee and current executive officers is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.
Name of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Voting Stock Outstanding(3)
Randolph C. Read	100,450	*
Jordan Bleznick	100,000	*
Jaffery A. Firestone	—	*
Richard L. Feinstein	—	—
Andrew Rackear	—(4)	—
Carl C. Icahn and affiliated entities	36,056,636(5)	48.6%
Jonathan Couchman and affiliated entities	7,743,954(6)	10.4%
All Directors, Director Nominee and Current Executive Officers as a group (4 persons)	200,450	*

*
Less than one percent

(1)
The address for each of the named executive officers, directors and director nominee listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey, 07016.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. With respect to each person set forth in the table, shares subject to stock options, if any, held by such person that were exercisable as of April 11, 2022 or will become exercisable within 60 days after April 11, 2022 are deemed to be outstanding and to be beneficially owned by such person for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

(3)
Based on 74,214,603 shares of Common Stock, which were issued and outstanding as of the close of business on April 11, 2022. Each share of Common Stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such person as of April 11, 2022 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of April 11, 2022, plus (B) the number of shares of Common Stock subject to stock options, if any, held by such person that were exercisable as of April 11, 2022 or will become exercisable within 60 days after April 11, 2022.

(4)
Mr. Rackear resigned from the Company effective February 26, 2021. Mr. Rackear is no longer required to report his holdings in the Company’s securities pursuant to Section 16 of the Exchange Act. The number of shares is based on information disclosed in Mr. Rackear’s most recent Section 16 filing. The number of shares does not take into account any transactions Mr. Rackear may have engaged in after the date of his departure.

(5)
Information concerning stock ownership was obtained from Amendment No. 13 to the Schedule 13D filed with the SEC on October 14, 2020 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160. Mr. Icahn was reported to share voting and dispositive power over all 36,056,636 shares of Common Stock with entities affiliated with him. In addition, Mr. Icahn, through entities affiliated with him, also reported ownership of 39,277 shares of the Company’s Series C Non-Convertible Redeemable Preferred Stock, which represents approximately 98% of all outstanding shares of Series C Preferred Stock.
(6)
Information concerning stock ownership was obtained from Amendment No. 2 to the Schedule 13D filed with the SEC on September 17, 2020 and the Form 4 filed August 17, 2021 by Jonathan Couchman (“Mr. Couchman”), Couchman Family Fund (the “Foundation”), Xstelos Corp. (“Xstelos”) and Myrexis, Inc. (“Myrexis”). Mr. Couchman reported sole voting and dispositive power over 4,717,666 shares and shared voting and dispositive power over the shares directly held by the Foundation, Xstelos and Myrexis. The Form 4 reported that the Foundation directly held 350,000 shares, Xstelos directly held 2,043,024 shares, and Myrexis directly held 633,264 shares, and each reported shared voting and dispositive power over such shares. The principal business address for Mr. Couchman, the Foundation and Myrexis is c/o Couchman Management LLC, 600 Fifth Avenue, 2nd Floor, New York, NY 10020. The principal business address for Xstelos is 1105 North Market Street, Suite 1300, Wilmington, DE 19801.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Finance and Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 at the 2022 Annual Meeting. Representatives of EisnerAmper LLP are expected to be present virtually at the 2022 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit-related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee, who is currently the only member of the Finance and Audit Committee, to approve any services not specifically pre-approved by the Finance and Audit Committee, provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2021 and 2020. The Finance and Audit Committee considered whether the provision of these services by EisnerAmper LLP was compatible with maintaining the firm’s independence and concluded that EisnerAmper LLP was “independent.”
	EisnerAmper LLP
	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees(1)	$106,920	$127,720
Audit-Related Fees	—	—
Tax Fees(2)	7,875	32,800
All Other Fees	—	—
Total	$114,795	$160,520

(1)
For fiscal years 2021 and 2020, “Audit Fees” paid or payable to EisnerAmper LLP related to services in connection with the audit of our annual consolidated financial statements, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations. The fees in fiscal year 2020 included services provided in connection with the Form S-1 registration statement we filed in connection with our rights offering.

(2)
For fiscal years 2021 and 2020, “Tax Fees” paid or payable to EisnerAmper LLP related to tax preparation services and tax consulting services.

Vote Required
The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2022 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A bank, broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with this Proposal No. 2.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022
(Proposal No. 2 on the proxy card).

PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, our Board is asking our stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the practices described in this proxy statement. Richard L. Feinstein currently serves as our Chief Executive Officer, Chief Financial Officer and Secretary and is our sole executive officer.
We anticipate that stockholders will next have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2023 Annual Meeting of Stockholders.
The text of the resolution is as follows:
RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2022 Annual Meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We urge you to read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officers during fiscal year 2021 whose compensation is disclosed in this proxy statement.
At the 2017 annual meeting of stockholders, our stockholders recommended holding advisory votes on executive compensation on an annual basis, which was accepted by our Board. The vote to approve the compensation of our named executive officers described in this Proposal No. 3, which is referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on us or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes on this Proposal No. 3 and will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers as it deems appropriate.
Vote Required
The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2022 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers.
Recommendation
Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

DELINQUENT SECTION 16(a) REPORTS
Ownership of and transactions in our Common Stock by our executive officers and directors and owners of 10% or more of outstanding our Common Stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based on our review of these reports during fiscal year 2021, we believe that all such reports were filed in a timely manner.
ANNUAL REPORT TO STOCKHOLDERS
We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.
STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and must be received by December 28, 2022, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2022 Annual Meeting (i.e., June 9, 2023), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Second Amended and Restated Bylaws, such proposals must be received by the Secretary at the above address no earlier than February 9, 2023 and no later than March 11, 2023, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2022 Annual Meeting (i.e., June 9, 2023), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023. Such notice may be mailed to the Secretary at the address above or emailed to investor@enzon.com.
OTHER MATTERS
Our Board is not aware of any other matters that are to be presented for action at the 2022 Annual Meeting. However, if any other matters properly come before the 2022 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2022 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey April 22, 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet-QUICK *** EASY IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail ENZON PHARMACEUTICALS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 8, 2022. INTERNET — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting — If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/enzon/2022 MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2022 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES: 1. To elect three (3) directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified. (1) Randolph C. Read (2) Jordan Bleznick (3) Jaffery (Jay) A. Firestone FOR AGAINST ABSTAIN ADVISORY SAY-ON-PAY VOTE THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NOS. 2 AND 3. VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN ADVISORY SAY-ON-PAY VOTE 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. Such other matters as may properly come before the 2022 annual meeting or any adjournment or postponement thereof. For address changes/comments, please check this box and write them below, to the left, where indicated. Address changes/comments: Mark here if you plan to attend the Virtual meeting. For address changes/comments, please check this box and write them below, to the left, where indicated. Address changes/comments: YES  NO CONTROL NUMBER Signature                  Signature, if held jointly                  Date                 , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be held on June 9, 2022 Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available online at: https://www.cstproxy.com/enzon/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ENZON PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Thursday, June 9, 2022 The undersigned hereby appoints Randolph C. Read and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2022 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) to be held on June 9, 2022 at 11:00 a.m., Eastern time, or any adjournment(s), postponement(s), or other delays thereof (the “Annual Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2022 Annual Meeting. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD BUT DO NOT INDICATE YOUR VOTE, THE DESIGNATED PROXY HOLDERS WILL VOTE YOUR SHARES “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NOS. 2 AND 3. (Continued, and to be marked, dated and signed, on the other side)